To:
CASH CONNECT MANAGEMENT SOLUTIONS PROPRIETARY

LIMITED
4 Harris Road
Sandton
Johannesburg
Gauteng, 2196
Email:

XXX
Attention:

Steven Heilbron
From:
FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT

BANK DIVISION)

(in its
capacity as Facility Agent under the Facilities Agreement (defined below))
12 April,

2022
Dear Sirs,
CASH CONNECT MANAGEMENT SOLUTIONS PROPRIETARY

LIMITED
FACILITIES AGREEMENT
1. BACKGROUND
1.1
We

refer

to

the

facilities

agreement

dated

on

or

about

24 January,

2022

between,

amongst

others,

Cash

Connect
Management

Solutions

Proprietary

Limited

(the
Company
)

and

FirstRand

Bank

Limited

(acting

through

its

Rand
Merchant

Bank

division)

(as

original

term

lender,

mandated

lead

arranger,

general

banking

facilities

lender

and

the
facility agent) as amended by an amendment letter dated 22 March,

2022 (the
Facilities Agreement ):
1.2
This letter is supplemental

to and amends

the Facilities Agreement

pursuant to clause 36 (Amendments

and waivers) of
the Facilities Agreement.
2. INTERPRETATION
2.1
Capitalised terms

defined in

the Facilities

Agreement have

the same

meaning when

used in

this letter

unless expressly
defined in this letter.
2.2
The provisions

of clause

1.2 (Construction)

of the

Facilities Agreement

apply to

this letter

as though

they were

set out
in full in this letter except that references to the Facilities Agreement are to be construed as references to this letter.
2.3 In this letter, Effective Date

means the date on which this letter has been signed by all Parties to it.
3. AMENDMENTS
The

Facilities Agreement

will be

amended by

deleting

clause 1.1.14

(Definitions)

of the

Facilities Agreement

in its

entirety
and replaced with the following new clause 1.1.14:
"1.1.14
Availability

Period
means, in relation

to a Term

Facility,

the period from

and including

the Closing Date

to and
including 6 May, 2022."
4.
REINSTATEMENT

OF COMMITMENT
The

Parties

agree

that

any

part

of

any

Commitments

which

were

cancelled

pursuant

to

the

provisions

of

the

Facilities
Agreement is reinstated on the Effective Date.
5. REPRESENTATIONS
Each Obligor

confirms to

each Finance

Party that

on the

date of

this letter

and on

the Effective

Date, all

the representations
and warranties set out in clause 20 of the Facilities Agreement:
5.1 are true; and

5.2
would also be

true if references

to the Facilities

Agreement were construed

as references to

the Facilities Agreement

as
amended by this letter.
Each representation and warranty is applied to the circumstances existing at the time the representation and warranty is made.
6. GUARANTEE AND SECURITY CONFIRMATION
6.1
Each Guarantor

confirms that,

notwithstanding

the amendments

to the

Facilities Agreement

effected

by this

letter,

the
guarantee

and

indemnity

given

under

the

Facilities

Agreement

continues

in

full

force

and

effect

and

extends

to,

and
operates

as

an

effective

unconditional

guarantee

of

all

present

and

future

obligations

and

liabilities

of

each

Obligor
under the Finance Documents.
6.2
Each

Obligor

confirms

that,

notwithstanding

the

amendments

to

the

Facilities

Agreement

effected

by

this

letter,

the
liabilities and

obligations arising

under the

Facilities Agreement,

as amended,

shall form

part of

(but not

be limited

to)
the

Security

created

under

the

Security

Agreements

to

which

that

Obligor

is

party

to

secure

any

obligation

of

any
Obligor to a Finance Party under the Finance Documents.
6.3
Notwithstanding

the provisions

of clause

6 of

the pledge

and cession

dated 22 March,

2022 between

the Obligors

and
the

Lender,

the

Parties

agree

that

the

documents

required

to

be

delivered

under

that

clause

may

be

delivered

to

the
Lender 1

Business Day after

the first Utilisation

Date under the

Facilities Agreement

and the Lender

waives any Event
of Default

which occurred

as a

result of

the Obligors

not delivering

such documents

by no

later than

5 Business

Days
after the Closing Date.
7. MISCELLANEOUS
7.1 This letter is a Finance Document.
7.2
From the Effective Date, the Facilities Agreement and this letter will be read and construed as one document.
7.3
Except

as

expressly

otherwise

provided

in

this

letter,

no

amendment,

variation

or

change

is

made

to

any

Finance
Document and all the Finance Documents remain in full force and effect in accordance with their terms.
7.4
Except to the extent expressly waived in this letter,

no waiver of any provision of any Finance Document is given by the
terms of this letter

and the Finance

Parties expressly reserve

all their rights

and remedies in

respect of any

breach of, or
other Default under, the Finance Documents.
8. COUNTERPARTS
This letter may

be executed in

any number of

counterparts, each of

which when executed

shall constitute a

duplicate original,
but all the counterparts

together shall constitute

one letter.

Delivery of an

executed scanned counterpart

of a signature page

of
this letter by e-mail shall be effective as delivery of an original executed counterpart hereof.
9. GOVERNING LAW
This letter is governed by the laws of South Africa.
If you agree to the above, please sign where indicated below.

Yours

sincerely,
FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT

BANK DIVISION)
(in its capacity as Facility Agent)
By:
/s/ Wade Terrence

Cresswell

/s/ Kedi Mazibuko
_____________________________

_____________________________
Name
:

Wade Terrence

Cresswell

Name
:

Kedi Mazibuko
Date
:

April 12, 2022

Date
:

April 12, 2022

We agree to the

above.
CASH CONNECT MANAGEMENT SOLUTIONS PROPRIETARY

LIMITED
By:
_/s/ Steven J. Heilbron____________________________
(who warrants his authority)
Name
:

_Steven J. Heilbron_____________________
Date
:

_12 April, 2022_____________________
CASH CONNECT RENTALS

PROPRIETARY

LIMITED
By:
_/s/ Steven J. Heilbron____________________________
(who warrants his authority)
Name
:

_Steven J. Heilbron_____________________
Date
:

_12 April, 2022_____________________
DEPOSIT MANAGER PROPRIETARY

LIMITED
By:
_/s/ Steven J. Heilbron____________________________
(who warrants his authority)
Name
:

_Steven J. Heilbron_____________________
Date
:

_12 April, 2022_____________________
CASH CONNECT CAPITAL

PROPRIETARY

LIMITED

By:
_/s/ Steven J. Heilbron____________________________
(who warrants his authority)
Name
:

_Steven J. Heilbron_____________________
Date
:

_12 April, 2022_____________________
MAIN STREET 1723 (SOUTH AFRICA) PROPRIETARY

LIMITED
By:
_/s/ Steven J. Heilbron____________________________
(who warrants his authority)
Name
:

_Steven J. Heilbron_____________________
Date
:

_12 April, 2022_____________________
K2021477132 (SOUTH AFRICA) PROPRIETARY

LIMITED
By:
_/s/ Steven J. Heilbron____________________________
(who warrants his authority)
Name
:

_Steven J. Heilbron_____________________
Date
:

_12 April, 2022_____________________
K2020263969 (SOUTH AFRICA) PROPRIETARY

LIMITED
By:
_/s/ Steven J. Heilbron____________________________

(who warrants his authority)
Name
:

_Steven J. Heilbron_____________________
Date
:

_12 April, 2022_____________________